UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4521

T. Rowe Price State Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 29

Date of reporting period: August 31, 2012

Item 1. Report to Shareholders

New York Tax-Free Money Fund	August 31, 2012

The views and opinions in this report were current as of August 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

New York tax-free municipal bonds produced strong returns in the last six months. Longer-term municipal bonds rose with Treasuries, but to a lesser extent, as the European sovereign debt crisis continued to simmer, U.S. job growth moderated, and emerging markets economies cooled. Municipal bonds were also supported by strong demand as state and local governments continue to balance budgets in challenging economic times. The New York Tax-Free Bond Fund slightly outperformed its benchmark, and its longer-term relative performance remained favorable. The New York Tax-Free Money Fund return was roughly flat due to the Fed’s continuing accommodative monetary policy, which kept short-term rates near 0%.

MARKET ENVIRONMENT

The U.S. economy has been expanding in 2012, but at a modest pace compared with what is typically seen after a deep recession. Although job growth moderated in the second quarter after a strong start to the year, the economy has shown resilience in the face of the worsening recession and ongoing sovereign debt crisis in Europe, a slowdown in China, and fiscal challenges to the U.S. economy. We believe the economic expansion will continue at a moderate pace in the months ahead, but uncertainty about federal tax increases and spending cuts that are scheduled to take place at the end of 2012 could restrain economic activity.

To help keep long-term interest rates low, the Federal Reserve announced that it would continue its maturity extension program six months beyond its original expiration at the end of June. Through this program, the Fed sold $400 billion of its short-term Treasuries and purchased an equal amount of long-term Treasuries from autumn 2011 through mid-2012. By the end of 2012, the central bank plans to exchange an additional $267 billion in short-term Treasuries for long-term government bonds. More recently, the Fed announced further easing to stimulate the U.S. economy and reduce unemployment, including plans to purchase $40 billion of mortgage-backed securities each month.

In the last six months, shorter-term municipal yields remained very low, but longer-term muni yields declined with Treasury yields, albeit to a lesser extent. With municipal yields higher than Treasury yields across the board, tax-free securities are a very attractive alternative for fixed income investors. For example, as of August 31, 2012, the 2.89% yield offered by a 30-year tax-free municipal bond rated AAA was 108% of the 2.67% pretax yield offered by a 30-year Treasury. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 4.01% in order to receive the same after-tax income. For more information about calculating taxable-equivalent yields, please see the sidebar on page 3.

MUNICIPAL MARKET NEWS

Nationally, municipal issuance totaled about $253 billion in the first eight months of 2012, according to The Bond Buyer. However, much of the year-to-date issuance reflects municipalities refinancing their debts to take advantage of low long-term interest rates, rather than net new issuance. Supply is expected to increase in September and October, and full-year issuance is likely to approach $400 billion. One positive factor for munis is that austerity-minded state and local government leaders have been conservative about adding to indebtedness, despite prevailing low yields. Another favorable factor supporting the market is brisk demand, particularly for long-term issues.

Municipal bond performance in the last six months remained driven by investors’ search for higher yields in a low interest rate environment. Long-term bonds outperformed shorter-term securities, while low-quality issues outpaced higher-quality munis and revenue bonds provided better returns than state and local general obligations (GOs). We generally favor bonds backed by a dedicated revenue stream over GOs. Among revenue bonds, the performance of most sectors varied little. The main exceptions were industrial revenue and health care, which were leading segments, while power and special tax revenue bonds trailed with milder gains. We are becoming more selective among hospital revenue bonds as new issue supply and some credit concerns are weighing on the sector. Prerefunded bonds, which are backed by U.S. Treasuries, continued to produce mild gains due to their high quality and short-term characteristics.

When Less Is Really More

Despite very low nominal yields, municipal bonds have rarely been more attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. More important than how much you make on your investments is how much you get to keep after taxes. Even though municipals typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities.

The table below shows the tax-exempt yield versus the taxable-equivalent yield for investors in several federal marginal tax brackets. As you can see, an investor in the 33% bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

The method for calculating a taxable-equivalent yield is relatively straightforward. First, subtract your federal tax bracket, expressed as a decimal, from 1.00 and divide that number into the tax-free yield. For example, an investor in the 33% tax bracket considering a tax-free security yielding 5.0% would do the calculation as follows: 1.00 – 0.33 = 0.67. Next, divide the tax-free yield (5.0% in this case) by that number (5.0 ÷ 0.67). The result is a 7.5% taxable-equivalent yield.

If we were to factor in state and local income tax rates—which, of course, will vary widely—the taxable-equivalent yield calculations would be more complicated. However, the tax brackets and the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities, particularly in an environment in which interest rates are likely to remain low for some time due to slow economic growth.

Tax-Exempt and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields			
	Your Federal Marginal Tax Bracket			
	25%	28%	33%	35%
1.0%	1.3%	1.4%	1.5%	1.5%
1.5	2.0	2.1	2.2	2.3
2.0	2.7	2.8	3.0	3.1
2.5	3.3	3.5	3.7	3.8
3.0	4.0	4.2	4.5	4.6
3.5	4.7	4.9	5.2	5.4
4.0	5.3	5.6	6.0	6.2
4.5	6.0	6.3	7.2	6.9
5.0	6.7	6.9	7.5	7.7

*Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

NEW YORK MARKET NEWS

The New York state employment picture weakened during the past six months. The state’s unemployment rate rose to 9.1% in July 2012 from 8.3% in January and was above the national average of 8.3%. The state’s nonfarm employment level, which includes private sector and government jobs, increased by 113,300 in the 12 months through July 2012, a net gain of 1.3% compared with 1.4% for the nation. In New York City, the unemployment rate in July was 10.2%. New York maintains above-average wealth levels, with 2011 per capita personal income at 121% of the nation, ranking fifth highest among the states.

Moody’s Investors Service rates New York’s government obligation bonds Aa2, while S&P and Fitch both rate the bonds AA. Moody’s maintains a stable outlook while Fitch carries a positive outlook on New York state’s debt.

The state’s fiscal condition has stabilized due to the slowly recovering private sector, which has boosted tax revenues. Audited results for fiscal 2011 show a general fund surplus of $1.5 billion, ending the year with $1.4 billion in general fund cash reserves, including $1.2 billion in rainy day reserves. Preliminary budget results for the fiscal year ended March 31, 2012, show a surplus of $411 million and an ending fund balance of $1.8 billion (1.9% of revenues). The government passed the state’s 2013 fiscal budget on time.

New York’s debt burden is among the highest in the nation, according to Moody’s. Unlike many other states, however, New York’s pension liabilities are well funded. The majority of New York’s debt is appropriation-backed, which means that the legislature must approve debt service payments on these obligations annually, but it has no legal requirement to continue consenting to these expenses.

New York City continues to exhibit signs of economic and fiscal improvement and has demonstrated strong fiscal management, including multiyear financial planning and rolling forward its budget surplus from stronger years. Audited results for fiscal 2011 indicate that the city ended the year with a surplus of $3.7 billion (5.7% of revenues), which was rolled forward to help balance fiscal 2012 and 2013. Property taxes remain the city’s largest revenue source and act as a stabilizing factor given the city’s practice of phasing in tax assessments over five years. Still, the city faces budget gaps of $3.0 billion in fiscal 2014, $3.7 billion in fiscal 2015, and $3.2 billion in fiscal 2016. Agency ratings for New York City are Aa2 from Moody’s, AA from S&P, and AA from Fitch, all with stable outlooks.

PORTFOLIO STRATEGIES

New York Tax-Free Money Fund
The New York Tax-Free Money Fund returned 0.01% for the six-month period ended August 31, 2012, as the Fed kept official short-term interest rates in the historically low range of 0.00% to 0.25%. The seven-day simple yield also remained very low and ended August at 0.01%.

Tax-exempt money market rates seem to have found some measure of equilibrium in the past six months. As the prospects for 0% interest rates through at least mid-2015 remain very likely and with supply and demand seemingly in balance for now, the money market yield curve has stabilized somewhat. This curve ranges from about 15 basis points (0.15%) on overnight investments to around 22 basis points (0.22%) on one-year maturities. In the past six months, this curve has flattened as yields in the front end of the curve (1–90 days) moved higher while longer-dated yields (6–12 months) were relatively unchanged.

Barring a change in Fed policy, a major credit event in Europe, or a shift in supply, we expect rate movement to remain benign in the near term. For investors, money market returns will likely remain minimal. Given the rate outlook, we are comfortable maintaining a target weighted average maturity (WAM) at the long end of our permissible range and continue to operate with a target of 50–55 days.

Credit quality remains a key focus in the management of the fund. Despite the economic challenges the state faces, a number of high-quality New York issuers remain available to us for investment. We have maintained significant exposure to high-quality state and local issuers with strong fiscal management and solid revenue streams, including hospitals and universities. We continue to conduct thorough research of bank liquidity providers, which figure prominently in the financing of many short-term municipal borrowings.

In August, the Securities and Exchange Commission (SEC) concluded that further changes to the rules governing money market funds would not be addressed at this time. The significant risk-limiting measures implemented by the SEC in 2010 that mandated higher liquidity requirements and reduced credit risk for all money funds have resulted in more resilient money fund products throughout the industry—although we have consistently strived to avoid inappropriate risks. Liquidity and principal stability remain fundamental needs for shareholders, and we are focused on managing the fund with those needs in mind.

New York Tax-Free Bond Fund
Your fund returned 3.72% for the six-month period ended August 31, 2012. The gain exceeded that of our Lipper peer group average. The fund’s long-term record relative to its competitors remained strong. (Based on cumulative total return, Lipper ranked the New York Tax-Free Bond Fund 45 of 101, 37 of 90, 16 of 78, and 16 of 74 New York municipal debt funds for the 1-, 3-, 5-, and 10-year periods ended August 31, 2012, respectively. Past performance cannot guarantee future results.)

Our investment strategy has remained intact over the last six months. As the municipal yield curve remains steep, with shorter maturities offering meager yields, the portfolio is underweight in the 3- to 10-year range relative to the Barclays Municipal Bond Index. We decreased the fund’s overweight relative to the benchmark in holdings that mature in less than two years, which helped performance. We also increased our overweight to bonds with maturities of 15 years or longer whose interest rates are more compelling. The move fits with our longer-term outlook for interest rates to be range bound.

The fund’s duration—a measure of its sensitivity to changes in interest rates—increased slightly to 5.3 years from 5.0 years six months ago. The 30-day SEC yield continued to decline due to lower market rates, sliding to 2.34% at the end of August from 2.51% at the end of February 2012. However, the fund’s weighted average maturity increased from 17.5 years to 18.3 years over the past six months, as new purchases were mostly longer-maturity bonds whose rates were more compelling. Overall, the fund remains a high-quality portfolio, with 89% of securities rated A and higher. We made slight shifts to our quality diversification. Our most notable change was an increase in A rated securities, to 38% from 34% six months ago. This proved beneficial, as both A and BBB rated securities outperformed their higher-quality counterparts. We slightly reduced our AAA allocation to 6% from 7%. We will continue to ensure that all securities in the portfolio meet the rigorous demands of our in-house research.

New issue supply for New York has been elevated since the second half of last year but was met by tremendous cash flows looking for municipal bonds. We were active buyers during the period. Outright sales were very low, as we used cash from coupon payments and maturities to buy longer bonds. We decreased our exposure to Puerto Rico debt due to credit concerns and aim to be underweight in this area relative to the benchmark and our peer group. We added to the transportation sector and expect new issuance in the sector to stay elevated due to sizable capital plans, particularly in the metropolitan New York City region. The pending calendar for primary issuance in the state shows elevated levels through year-end and should offer further investment opportunities from a longer-term perspective.

We remained underweight general obligation debt and overweight revenue-backed bonds relative to the benchmark. Our outlook for New York is stable, but we believe many municipalities at the local level, particularly in the northern portion of the state, face fiscal challenges. This is reflected in the portfolio diversification in which revenue-backed sectors are the five largest allocations. The education sector, dominated by private higher-education holdings, increased by 2% to 18.6% and remained the largest sector weighting. Health care was the second largest at 14.7% of assets, which benefited fund performance. The sector offers attractive yields relative to comparably rated securities in other sectors. Industrial development revenue bonds and pollution-control revenue bonds also posted exceptionally strong returns. For the six-month period, revenue bonds outperformed general obligation debt.

Our top performers during the six-month period were dominated by bonds with long durations and longer maturities. Lower-quality credits, led by BBB rated bonds, outpaced their higher-quality counterparts. Some of our smaller holdings, such as Seneca Nation Indians Capital Improvement Authority and Suffolk NY Tobacco Asset Securitization, were top performers and reflect how lower-quality credits fared best. It was challenging to keep pace with competitors who have higher allocations in lower-quality securities, a good example being the tobacco sector. Bonds contributing least to performance were high-quality holdings such as prerefunded bonds with maturities of two years and shorter. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

OUTLOOK

While we are pleased with the tremendous performance of municipal bonds over the last 18 months, we believe that returns in the period ahead will moderate as the credit and economic environment for municipalities is likely to remain challenging and yields are unlikely to fall significantly from current levels. Modest economic growth and improving income and sales tax revenues are providing some support for state and local governments. However, cutbacks in state support for municipalities and persisting downward pressure on property tax revenues could keep local municipal issuers vulnerable. If the economy slides back into a recession—which we are not currently predicting—municipalities will face even tougher challenges.

State and local government liabilities such as pension benefits and health care costs are growing concerns. Maintaining balanced budgets and addressing these long-term issues require careful and dedicated work by state and local officials. These efforts will need to continue—with or without additional federal government assistance.

We continue to believe that the municipal bond market is a high-quality market, with good opportunities for long-term investors. In this low-rate environment, we believe long-term bonds and A rated sectors continue to represent good value. While we are comforted somewhat by Federal Reserve assurances that interest rate hikes are not imminent and by the demonstrated ability of states to balance their budgets in tough times, we are mindful that municipal yields are at or near historic lows and that there is the potential for losses if rates rise in response to stronger economic growth or inflation. With rates at such low levels, we are guarded in our interest rate outlook and careful with any investment shift that might increase our portfolios’ interest rate sensitivity.

We believe T. Rowe Price’s strong credit research capabilities have been and will remain an asset for our investors. We continue to conduct thorough research and assign our own independent credit ratings before making investment decisions. As always, we are on the lookout for attractively valued bonds issued by municipalities with good fundamentals—an investment strategy that has served our investors well in the past.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
New York Tax-Free Money Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
New York Tax-Free Bond Fund

September 14, 2012

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

Risks of Fixed Income Investing

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded, or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it. Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

Glossary

Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Revenue (or revenue-backed) bond: A bond issued to fund specific projects, such as airports, bridges, hospitals, and toll roads, where a portion of the revenue generated is used to service the interest payments on the bond.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	$ Par	Value
OTHER COMMERCIAL PAPER 5.0%		
Long Island Power Auth., TECP, 0.20%, 12/7/12	1,000	1,000
Metropolitan Transportation Auth., TECP, 0.18%, 9/18/12	1,500	1,500
Metropolitan Transportation Auth., TECP, 0.18%, 10/4/12	1,500	1,500
Total Other Commercial Paper (Cost $4,000)		4,000
OTHER MUNICIPAL DEBT 41.9%		
Dormitory Auth. of the State of New York, Columbia Univ. 5.00%, 7/1/13 (1)	725	754
Dormitory Auth. of the State of New York, Personal Income Tax 3.00%, 12/15/12	1,000	1,008
Dormitory Auth. of the State of New York, Personal Income Tax 4.00%, 3/15/13	975	995
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 2/15/13	200	204
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/13	235	241
JPMorgan Chase, Juilliard School, VRTR, 0.18%, 9/10/12 (2)	2,000	2,000
Metropolitan Transportation Auth., Dedicated Tax Fund 5.50%, 11/15/12 (3)	1,000	1,011
New York City, GO, 4.00%, 2/1/13	1,040	1,056
New York City, GO, 5.00%, 12/1/12	1,000	1,012
New York City, GO, 5.00%, 1/1/13	400	406
New York City, GO, 5.00%, 3/1/13	1,105	1,131
New York City, GO, 5.00%, 8/1/13	245	255
New York City Housing Dev. Corp., Multi-Family, 0.27%, 2/1/13	500	500
New York City Housing Dev. Corp., Multi-Family 0.32%, 9/24/12 (4)	1,000	1,000
New York City Transitional Fin. Auth., Future Tax 4.00%, 11/1/12	150	151
New York City Transitional Fin. Auth., Future Tax 4.00%, 11/1/12 (1)	300	302
New York City Transitional Fin. Auth., Future Tax 5.25%, 11/1/12	420	424

New York City Transitional Fin. Auth., Future Tax Series A-1, 5.00%, 11/1/12	505	509
New York City Transitional Fin. Auth., Future Tax Series D, 5.00%, 11/1/12	175	176
New York City Transitional Fin. Auth., Future Tax Series I-2, 5.00%, 11/1/12	2,600	2,620
New York Liberty Dev., World Trade Center, 0.25%, 5/22/13	1,000	1,000
New York State, GO, 5.00%, 2/15/13	1,000	1,022
New York State Environmental Fac., 5.50%, 6/15/13	200	208
New York State Local Gov't. Assistance Corp., Series A 5.00%, 4/1/13	300	308
New York State Local Gov't. Assistance Corp., Series B 5.00%, 4/1/13	1,000	1,028
New York State Mortgage Agency, Single Family 0.19%, 12/1/12	2,000	2,000
New York State Mortgage Agency, Single Family, 0.23%, 5/1/13	1,000	1,000
New York State Thruway Auth., Personal Income Tax 3.00%, 3/15/13	500	507
New York State Urban Dev. Corp., Personal Income Tax Series A, 5.00%, 3/15/13	580	594
New York State Urban Dev. Corp., Personal Income Tax Series A1, 5.00%, 3/15/13	250	256
New York State Urban Dev. Corp., Service Contract 5.00%, 1/1/13	950	965
Triborough Bridge & Tunnel Auth., 2.00%, 1/1/13	600	603
Triborough Bridge & Tunnel Auth., 4.00%, 11/15/12	1,000	1,008
Triborough Bridge & Tunnel Auth., 5.00%, 11/15/12	1,200	1,212
Triborough Bridge & Tunnel Auth., 5.25%, 11/15/12	1,575	1,591
Wells Fargo Stage Trust, Cornell Univ., VRTR, 0.17%, 9/10/12 (2)	2,800	2,800
Wells Fargo Stage Trust, New York City Transportation Fin. Auth. VRTR, 0.17%, 9/10/12 (2)	1,500	1,500
Total Other Municipal Debt (Cost $33,357)		33,357

VARIABLE RATE DEMAND NOTES 54.5%

Dormitory Auth. of the State of New York, Columbia Univ., VRDN 0.16%, 9/10/12	1,220	1,220
Dormitory Auth. of the State of New York, Culinary Institute of America, VRDN, 0.16%, 9/10/12	1,000	1,000
Dormitory Auth. of the State of New York, New York Public Library, VRDN, 0.17%, 9/10/12	850	850
Dormitory Auth. of the State of New York, Rockefeller Univ. VRDN, 0.20%, 9/10/12	2,420	2,420
Dormitory Auth. of the State of New York, Univ. of Rochester VRDN, 0.14%, 9/10/12	1,000	1,000
Metropolitan Transportation Auth., Dedicated Tax Fund, VRDN 0.14%, 9/10/12	2,635	2,635
Metropolitan Transportation Auth., Dedicated Tax Fund, VRDN 0.15%, 9/10/12	3,975	3,975
Nassau County Interim Fin. Auth., Sales Tax, VRDN 0.17%, 9/10/12	2,875	2,875
New York City, GO, VRDN, 0.16%, 9/4/12	1,400	1,400
New York City, GO, VRDN, 0.20%, 9/10/12	400	400
New York City, Series I5, GO, VRDN, 0.17%, 9/4/12	500	500
New York City, Series I6, GO, VRDN, 0.17%, 9/4/12	250	250
New York City Housing Dev. Corp., 201 Pearl Street Multi-Family, VRDN, 0.18%, 9/10/12	3,000	3,000
New York City Housing Dev. Corp., 245 East 124th Street, VRDN 0.18%, 9/10/12	1,600	1,600
New York City Housing Dev. Corp., 92nd Realty, Brittany Dev. VRDN, 0.17%, 9/10/12 (4)	3,000	3,000
New York City Housing Dev. Corp., Carnegie Park, Multi-Family VRDN, 0.14%, 9/10/12	1,495	1,495
New York City Housing Dev. Corp., Queenswood Apartments Multi-Family, VRDN, 0.13%, 9/10/12	2,900	2,900
New York City IDA, MSMC Realty, Civic Fac., VRDN 0.15%, 9/10/12	445	445

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The New York Tax-Free Money Fund (the fund) is a nondiversified, open-end management investment company established by the trust. The fund commenced operations on August 28, 1986. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal, New York state, and New York City income taxes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share each day that the New York Stock Exchange is open for business. In accordance with Rule 2a-7 under the 1940 Act, securities are valued at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market. On August 31, 2012, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At August 31, 2012, the cost of investments for federal income tax purposes was $80,757,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2012, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through June 30, 2013. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.55%. For a period of three years after the date of any reimbursement or waiver, the fund may repay Price Associates for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Such repayment is subject to shareholder approval. Pursuant to this agreement, management fees in the amount of $53,000 were waived during the six months ended August 31, 2012. Including these amounts, management fees waived in the amount of $268,000 remain subject to repayment by the fund at August 31, 2012.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). This voluntary waiver is in addition to the contractual expense limit in effect for the fund. Any amounts waived or reimbursed under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the six months ended August 31, 2012, management fees waived and operating expenses reimbursed totaled $149,000.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2012, expenses incurred pursuant to these service agreements were $49,000 for Price Associates and $19,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Trustees (Board), including a majority of the fund’s independent trustees, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month and 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor). The Board also noted that an arrangement is in place whereby the Advisor may voluntarily waive all or a portion of the management fee it is entitled to receive from the fund or pay all or a portion of the fund’s operating expenses in order to maintain a zero or positive net yield for the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including reductions resulting from voluntary management fee waivers) was below the median for comparable funds, and the fund’s total expense ratio (after including reductions resulting from voluntary management fee waivers and expenses paid by the Advisor pursuant to the expense limitation or voluntary management fee waiver arrangement) was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent trustees were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 16, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 16, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date October 16, 2012